NATIONWIDE

VLI SEPARATE

ACCOUNT

Annual Report

to

Contract Owners

December 31, 2012

NATIONWIDE LIFE INSURANCE COMPANY

HOME OFFICE: COLUMBUS, OHIO

Report of Independent Registered Public Accounting Firm

The Board of Directors of Nationwide Life Insurance Company and Subsidiaries and

Contract Owners of Nationwide VLI Separate Account:

We have audited the accompanying statement of assets, liabilities and contract owners’ equity of Nationwide VLI Separate Account (comprised of the sub-accounts listed in note 1(b), (collectively, “the Accounts”)) as of December 31, 2012, and the related statements of operations for the period then ended, the statements of changes in contract owners’ equity for each of the periods in the two-year period then ended, and the financial highlights for each of the periods in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Accounts’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2012, by correspondence with the transfer agents of the underlying mutual funds. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Accounts as of December 31, 2012, the results of their operations for the period then ended, the changes in contract owners’ equity for each of the periods in the two-year period then ended, and the financial highlights for each of the periods in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

/s/ KPMG LLP

Columbus, Ohio

March 13, 2013

NATIONWIDE VLI SEPARATE ACCOUNT

STATEMENT OF ASSETS, LIABILITIES AND CONTRACT OWNERS’ EQUITY

December 31, 2012

Assets:
Investments at fair value:

Invesco - Invesco V.I. Government Securities Fund - Series I Shares (IVGS1)
1,361,235 shares (cost $15,959,587)	$16,879,319
U.S. Real Estate Portfolio - Class I (MSVRE)
159,133 shares (cost $1,871,927)	2,480,882
NVIT Money Market Fund - Class IV (SAM4)
6,790,754 shares (cost $6,790,754)	6,790,754
Van Kampen V.I. American Franchise Fund: Series I Shares (ACEG)
225,406 shares (cost $6,086,996)	8,177,734

Total Investments	$34,328,689

Accounts Receivable	6,633

$34,335,322

Contract Owners’ Equity:
Accumulation units	34,335,322

Total Contract Owners’ Equity (note 8)	$34,335,322

See accompanying notes to financial statements.

NATIONWIDE VLI SEPARATE ACCOUNT

STATEMENT OF OPERATIONS

Year Ended December 31, 2012

Investment Activity:		Total	IVGS1	MSVRE	SAM4	ACEG
Reinvested dividends	$	566,868	546,297	20,571	-	-
Asset charges (note 3)		(181,253)	(91,040)	(12,081)	(36,203)	(41,929)

Net investment income (loss)		385,615	455,257	8,490	(36,203)	(41,929)

Realized gain (loss) on investments		773,830	187,177	144,448	-	442,205
Change in unrealized gain (loss) on investments		520,801	(289,400)	178,610	-	631,591

Net gain (loss) on investments		1,294,631	(102,223)	323,058	-	1,073,796

Reinvested capital gains		-	-	-	-	-

Net increase (decrease) in contract owners’ equity resulting from operations	$	1,680,246	353,034	331,548	(36,203)	1,031,867

See accompanying notes to financial statements.

NATIONWIDE VLI SEPARATE ACCOUNT

STATEMENTS OF CHANGES IN CONTRACT OWNERS’ EQUITY

Years Ended December 31, 2012 and 2011

	Total		IVGS1		MSVRE		SAM4
	2012	2011	2012	2011	2012	2011	2012	2011
Investment activity:
Net investment income (loss)	$385,615	493,324	455,257	(242,637)	8,490	8,227	(36,203)	(41,549)
Realized gain (loss) on investments	773,830	357,185	187,177	37,909	144,448	5,456	-	-
Change in unrealized gain (loss) on investments	520,801	(188,686)	(289,400)	1,209,133	178,610	94,612	-	-

Reinvested capital gains	-	-	-	-	-	-	-	-

Net increase (decrease) in contract owners’ equity resulting from operations	1,680,246	661,823	353,034	1,004,405	331,548	108,295	(36,203)	(41,549)

Equity transactions:
Purchase payments received from contract owners (notes 2a and 6)	1,369	655	-	(717)	-	331	880	(2)
Transfers between funds	-	-	(46,577)	18,847,565	51,933	244,516	128,941	(432,944)
Surrenders (notes 2d and 6)	(2,350,092)	(3,301,404)	(1,144,522)	(1,013,701)	(61,288)	(72,838)	(1,011,340)	(1,329,776)
Death Benefits (note 4)	(3,039,625)	(1,376,651)	(1,778,341)	(383,047)	(112,683)	(31,360)	(730,876)	(747,483)
Net policy repayments (loans) (note 5)	1,879,557	1,875,464	660,276	639,649	46,677	7,871	1,187,810	1,055,342

Redemptions to pay cost of insurance charges and administration charges (notes 2b and 2c)	(713,095)	(726,255)	(259,928)	(188,718)	(25,750)	(22,729)	(299,491)	(297,239)
Adjustments to maintain reserves	6,587	169,962	1,356	188,488	324	(87)	4,217	(1,954)

Net equity transactions	(4,215,299)	(3,358,229)	(2,567,736)	18,089,519	(100,787)	125,704	(719,859)	(1,754,056)

Net change in contract owners’ equity	(2,535,053)	(2,696,406)	(2,214,702)	19,093,924	230,761	233,999	(756,062)	(1,795,605)

Contract owners’ equity beginning of period	36,870,375	39,566,781	19,093,924	-	2,252,215	2,018,216	7,546,813	9,342,418

Contract owners’ equity end of period	$34,335,322	36,870,375	16,879,222	19,093,924	2,482,976	2,252,215	6,790,751	7,546,813

CHANGES IN UNITS:
Beginning units	2,869,734	1,803,125	1,793,111	-	40,417	38,175	762,612	939,352
Units purchased	82,622	1,972,840	29,141	1,903,945	864	4,689	49,988	44,807
Units redeemed	(421,313)	(906,231)	(267,623)	(110,834)	(2,622)	(2,447)	(122,926)	(221,547)

Ending units	2,531,043	2,869,734	1,554,629	1,793,111	38,659	40,417	689,674	762,612

								(Continued )

NATIONWIDE VLI SEPARATE ACCOUNT

STATEMENTS OF CHANGES IN CONTRACT OWNERS’ EQUITY

Years Ended December 31, 2012 and 2011

	ACEG		ACG
	2012	2011	2012	2011
Investment activity:
Net investment income (loss)	$(41,929)	(44,447)	-	813,730
Realized gain (loss) on investments	442,205	772,971	-	(459,151)
Change in unrealized gain (loss) on investments	631,591	(1,310,485)	-	(181,946)

Reinvested capital gains	-	-	-	-

Net increase (decrease) in contract owners’ equity resulting from operations	1,031,867	(581,961)	-	172,633

Equity transactions:
Purchase payments received from contract owners (notes 2a and 6)	489	1,043	-	-
Transfers between funds	(134,297)	330,034	-	(18,989,171)
Surrenders (notes 2d and 6)	(132,942)	(369,526)	-	(515,563)
Death Benefits (note 4)	(417,725)	(31,384)	-	(183,377)
Net policy repayments (loans) (note 5)	(15,206)	(49,839)	-	222,441

Redemptions to pay cost of insurance charges and administration charges (notes 2b and 2c)	(127,926)	(124,958)	-	(92,611)
Adjustments to maintain reserves	690	(558)	-	(15,927)

Net equity transactions	(826,917)	(245,188)	-	(19,574,208)

Net change in contract owners’ equity	204,950	(827,149)	-	(19,401,575)

Contract owners’ equity beginning of period	7,977,423	8,804,572	-	19,401,575

Contract owners’ equity end of period	$8,182,373	7,977,423	-	-

CHANGES IN UNITS:
Beginning units	273,594	282,097	-	543,501
Units purchased	2,629	14,024	-	5,375
Units redeemed	(28,142)	(22,527)	-	(548,876)

Ending units	248,081	273,594	-	-

See accompanying notes to financial statements.

NATIONWIDE VLI SEPARATE ACCOUNT NOTES TO FINANCIAL STATEMENTS December 31, 2012

(1) Background and Summary of Significant Accounting Policies

(a) Organization and Nature of Operations

The Nationwide VLI Separate Account (the Account) was established pursuant to a resolution of the Board of Directors of Nationwide Life Insurance Company (the Company) on August 8, 1984. The Account is registered as a unit investment trust under the Investment Company Act of 1940. The Company offers single premium, multiple payment and flexible premium variable life insurance contracts through the Account. The primary distribution for the contracts is through the brokerage community; however, other distributors may be utilized.

(b) The Contracts

Prior to December 31, 1990, only contracts without a front-end sales charge and certain other fees, were offered for purchase. Beginning December 31, 1990, contracts with a front-end sales charge and certain other fees, are offered for purchase. See note 2 for a discussion of policy charges and note 3 for asset charges.

With certain exceptions, contract owners may invest in the following:

INVESCO AIM INVESTMENTS

Invesco - Invesco V.I. Government Securities Fund - Series I Shares (IVGS1)

MORGAN STANLEY

U.S. Real Estate Portfolio - Class I (MSVRE)

NATIONWIDE FUNDS GROUP

NVIT Money Market Fund - Class IV (SAM4)

PORTFOLIOS OF THE VAN KAMPEN LIFE INVESTMENT TRUST

Van Kampen V.I. American Franchise Fund: Series I Shares (ACEG)

The contract owners’ equity is affected by the investment results of each fund, equity transactions by contract owners and certain policy and asset charges (see notes 2 and 3). The accompanying financial statements include only contract owners’ purchase payments pertaining to the variable portions of their contracts and exclude any purchase payments for fixed dollar benefits, the latter being included in the accounts of the Company.

A contract owner may choose from among a number of different underlying mutual fund options. The underlying mutual fund options are not available to the general public directly. The underlying mutual funds are available as investment options in variable life insurance policies or variable annuity contracts issued by life insurance companies or, in some cases, through participation in certain qualified pension or retirement plans.

Some of the underlying mutual funds have been established by investment advisers which manage publicly traded mutual funds having similar names and investment objectives. While some of the underlying mutual funds may be similar to, and may in fact be modeled after, publicly traded mutual funds, the underlying mutual funds are not otherwise directly related to any publicly traded mutual fund. Consequently, the investment performance of publicly traded mutual funds and any corresponding underlying mutual funds may differ substantially.

A purchase payment could be presented as a negative equity transaction in the Statements of Changes in Contract Owners’ Equity if a prior period purchase payment is refunded to a contract owner due to a contract cancellation during the free look period, and/or if a gain is realized by the contract owner during the free look period.

The Company allocates purchase payments to sub-accounts and/or the fixed account as instructed by the contract owner. Shares of the sub-accounts are purchased at Net Asset Value, then converted into accumulation units. Certain transactions may be subject to conditions imposed by the underlying mutual funds, as well as those set forth in the contract.

(c) Security Valuation, Transactions and Related Investment Income

Investments in underlying mutual funds are valued at the closing net asset value per share at December 31, 2012 of such funds. The cost of investments sold is determined on a first in - first out basis. Investment transactions are accounted for on the trade date (date the order to buy or sell is executed), and dividends and capital gain distributions are accrued as of the ex-dividend date and are reinvested in the underlying mutual funds.

(d) Federal Income Taxes

Operations of the Account form a part of, and are taxed with, operations of the Company, which is taxed as a life insurance company under the provisions of the Internal Revenue Code. The Company does not provide for income taxes within the Account. Taxes are generally the responsibility of the contract owner upon termination or withdrawal.

(e) Use of Estimates in the Preparation of Financial Statements

The preparation of financial statements in conformity with U.S generally accepted accounting principles may require management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities, if any, at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

(f) Recently Issued Accounting Standards

There are no recently issued accounting standards applicable to the Account.

(g) Subsequent Events

The Company evaluated subsequent events through the date the financial statements were issued with the SEC.

(2) Policy Charges

(a) Deductions from Premiums

For single premium contracts, no deduction is made from any premium at the time of payment. On multiple payment contracts, the Company deducts a charge for state premium taxes equal to 2.5% of all premiums received to cover the payment of these premium taxes. On flexible payment contracts, the Company deducts a charge for state premium taxes equal to 3.5% of all premiums received to cover the payment of these premium taxes. For multiple and flexible premium contracts, the Company also deducts a sales load from each premium payment received not to exceed 3.5% of each premium payment. The Company may at its sole discretion reduce this sales loading. For the periods ended December 31, 2012 and 2011, there were no front-end sales charge deductions.

(b) Cost of Insurance

A cost of insurance charge is assessed monthly against each contract by liquidating units. The amount of the charge varies widely and is based upon age, sex, rate class and net amount at risk (death benefit less total contract value).

(c) Administrative Charges

For single premium contracts, the Company currently deducts an annual administrative charge of $90 on purchase payments greater than or equal to $10,000 and totaling less than $25,000, with a guaranteed maximum of $135. For New York contracts, the current charge is $65, with a guaranteed maximum of $120. The charge is $50 on purchase payments totaling $25,000 or more, with a guaranteed maximum of $75.

For multiple payment contracts, the Company currently deducts a monthly administrative charge of $5, with a guaranteed maximum of $7.50, to recover policy maintenance, accounting, record keeping and other administrative expenses.

For flexible premium contracts, the Company currently deducts a monthly administrative charge of $12.50, with a guaranteed maximum of $25, during the first policy year to recover policy maintenance, accounting, record keeping and other administrative expenses. For all subsequent years, the administration charge is $5, with a guaranteed maximum of $7.50. The Company deducts an additional charge of $1.50 per year per $1,000 to cover underwriting and administration costs and $0.54 per year per $1,000 to cover sales costs.

The above charges are assessed against each contract by liquidating units.

(Continued)

NATIONWIDE VLI SEPARATE ACCOUNT NOTES TO FINANCIAL STATEMENTS

December 31, 2012

(d) Surrender Charges

Policy surrenders result in a redemption of the contract value from the Account and payment of the surrender proceeds to the contract owner or designee. The surrender proceeds consist of the contract value, less any outstanding policy loans, and less a surrender charge, if applicable. The charge is determined according to contract type.

For single premium contracts, the charge is determined based upon a specified percentage of each purchase payment. For single premium contracts issued on or after April 16, 1990, the charge is 8.5% in the first year and declines a specified amount each year. After the ninth year, the charge is 0%.

For multiple payment contracts and flexible premium contracts, the surrender charge is calculated based upon the initial specified amount and varies by issue age, sex and rate class. The charge is 100% of the initial surrender charge, as defined in the contract in the first year and declines a specified amount each year. After the ninth year (fourteenth year for policies issued in Pennsylvania), the charge is 0%. However, if a policy’s specified amount increases, the amount of the increase will have a nine-year (fourteen year for policies issued in Pennsylvania) surrender charge period. The Company may waive the surrender charge for certain contracts in which the sales expenses normally associated with the distribution of a contract are not incurred.

The charges are assessed against each contract by liquidating units.

(3) Asset Charges

The Company deducts a charge related to the assumption of mortality and expense risk.

For single premium contracts issued on or after April 16, 1990, the Asset Charges include mortality and expense risk, administrative expense and premium expense charges. These charges are equal to an annual rate of 1.30% during the first ten policy years, with a guaranteed maximum 1.60%, and 1.00%, with a guaranteed maximum of 1.30% thereafter (Reduced Fee). For multiple payment contracts the mortality and expense risk charge is equal to an annual rate of 0.80%. For flexible premium contracts the mortality and expense risk charge is equal to an annual rate of 0.80% decreasing to 0.50% starting on the 10th policy anniversary, if the cash surrender value is $25,000 or more. The above charges are assessed through a reduction in the unit value.

	Total	IVGS1	MSVRE	SAM4	ACEG
Single Premium issue prior to April 16, 1990	$179,862	90,490	12,062	35,945	41,365
Single Premium issue after to April 16, 1990	908	389	19	143	357
Multiple Payment and Flexible Premium contracts	483	161	-	115	207
Variable Executive Life	-	-	-	-	-

Total	$181,253	91,040	12,081	36,203	41,929

(4) Death Benefits

Death benefit proceeds result in a redemption of the contract value from the Account and payment of those proceeds, less any outstanding policy loans (and policy charges), to the legal beneficiary. For last survivor flexible premium contracts, the proceeds are payable on the death of the last surviving insured. In the event that the guaranteed death benefit exceeds the contract value on the date of death, the excess is paid by the Company’s general account.

(5) Policy Loans (Net of Repayments)

Contract provisions allow contract owners to borrow up to 90% (50% during the first year of single premium contracts) of a policy’s cash surrender value. For single premium contracts issued on or after April 16, 1990, multiple payment contracts and flexible premium contracts, the loan interest rate is 6.0% per year. At the time the loan is granted, the amount of the loan is transferred from the Account to the Company’s general account as collateral for the outstanding loan. Collateral amounts in the general account are credited with the stated rate of interest in effect at the time the loan is made, subject to a guaranteed minimum rate.

Loan repayments result in a transfer of collateral including interest credited back to the Account.

(6) Related Party Transactions

The Company performs various services on behalf of the mutual fund companies in which the Account invests and may receive fees for the services performed. These services include, among other things, shareholder communications, postage, fund transfer agency and various other record keeping and customer service functions. These fees are paid to an affiliate of the Company.

Contract owners may, with certain restrictions, transfer their assets between the Account and a fixed dollar contract (fixed account) maintained in the accounts of the Company. These transfers are the result of the contract owner executing fund exchanges. Fund exchanges from the Account to the fixed account are included in surrenders, and fund exchanges from the fixed account to the Account are included in purchase payments received from contract owners, as applicable, on the accompanying Statements of Change in Contract Owners’ Equity. Policy loan transactions (note 5), executed at the direction of the contract owner, also result in transfers between the Account and the fixed account of the Company, but are included in Net Policy (Loans) Repayments. The fixed account assets are not reflected in the accompanying financial statements. For the periods ended December 31, 2012 and 2011, total transfers into the Account from the fixed account were $2,823,967 and $3,138,927, respectively, and total transfers from the Account to the fixed account were $944,410 and $1,263,463, respectively.

(7) Fair Value Measurements

FASB ASC 820, Fair Value Measurements and Disclosures, defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. In determining fair value, the Account generally uses the market approach as the valuation technique due to the nature of the mutual fund investments offered in the Account. This technique maximizes the use of observable inputs and minimizes the use of unobservable inputs.

In accordance with FASB ASC 820, the Account categorized its financial instruments into a three level hierarchy based on the priority of the inputs to the valuation technique. The fair value hierarchy gives the highest priority to quoted prices in active markets for identical assets or liabilities (Level 1) and the lowest priority to unobservable inputs (Level 3). If the inputs used to measure fair value fall within different levels of the hierarchy, the category level is based on the lowest priority level input that is significant to the fair value measurement of the instrument in its entirety.

The Account categorizes financial assets recorded at fair value as follows:

• Level 1 – Unadjusted quoted prices accessible in active markets and mutual funds where the value per share (unit) is determined and published and is the basis for current transactions for identical assets or liabilities at the measurement date.

• Level 2 – Unadjusted quoted prices for similar assets or liabilities in active markets or inputs (other than quoted prices) that are observable or that are derived principally from or corroborated by observable market data through correlation or other means.

• Level 3 – Prices or valuation techniques that require inputs that are both unobservable and significant to the overall fair value measurement. Inputs reflect management’s best estimate about the assumptions market participants would use at the measurement date in pricing the asset or liability. Consideration is given to the risk inherent in both the method of valuation and the valuation inputs.

The Account recognizes transfers between fair value hierarchy levels at the reporting period end. There were no transfers between Level 1 and 2 as of December 31, 2012.

The following table summarizes assets measured at fair value on a recurring basis as of December 31, 2012:

	Level 1	Level 2	Level 3	Total
Separate Account Investments	$34,328,689	$0	$0	$34,328,689

The cost of purchases and proceeds from sales of Investments for the year ended December 31, 2012 are as follows:

	Purchases of Investments	Sales of Investments
Invesco - Invesco V.I. Government Securities Fund - Series I Shares (IVGS1)	$772,329	$2,696,224
U.S. Real Estate Portfolio - Class I (MSVRE)	177,338	269,922
NVIT Money Market Fund - Class IV (SAM4)	429,567	1,185,654
Van Kampen V.I. American Franchise Fund: Series I Shares (ACEG)	98,307	967,726

	$1,477,541	$5,119,526

(Continued)

NATIONWIDE VLI SEPARATE ACCOUNT NOTES TO FINANCIAL STATEMENTS December 31, 2012

(8) Financial Highlights

The following tabular presentation is a summary of units, unit fair values, contract owners’ equity outstanding and contract expense rates for variable life contracts as of December 31, 2012, and the investment income ratio and total return for each of the periods in the five year period ended December 31, 2012. Total return and investment income ratio for periods with no ending contract owners’ equity were considered to be irrelevant, and therefore are not presented.

NATIONWIDE VLI SEPARATE ACCOUNT NOTES TO FINANCIAL STATEMENTS December 31, 2012

	Contract Expense Rate*	Units	Unit Fair Value	Contract Owners’ Equity	Investment Income Ratio**	Total Return***	Inception Date****
Invesco - Invesco V.I. Government Securities Fund - Series I Shares (IVGS1)
2012	0.50%	1,551,155	$10.86	$16,841,817	3.01%	1.96%
2012	1.00%	3,474	10.77	37,405	3.01%	1.45%
2011	0.50%	1,789,380	10.65	19,054,327	0.00%	6.49%	4/29/2011
2011	1.00%	3,731	10.61	39,597	0.00%	6.13%	4/29/2011
U.S. Real Estate Portfolio - Class I (MSVRE)
2012	0.50%	38,597	64.28	2,481,017	0.86%	15.26%
2012	1.00%	62	31.59	1,959	0.86%	14.68%
2011	0.50%	40,350	55.77	2,250,369	0.86%	5.39%
2011	1.00%	67	27.55	1,846	0.86%	4.87%
2010	0.50%	38,103	52.92	2,016,325	2.19%	29.31%
2010	1.00%	72	26.27	1,891	2.19%	28.67%
2009	0.50%	39,026	40.92	1,597,025	3.22%	27.71%
2009	1.00%	76	20.42	1,552	3.22%	27.08%
2008	0.50%	33,514	32.04	1,073,852	3.46%	-38.20%
2008	1.00%	81	16.07	1,301	3.46%	-38.51%
NVIT Money Market Fund - Class IV (SAM4)
2012	0.50%	688,283	9.85	6,777,266	0.00%	-0.50%
2012	1.00%	1,391	9.69	13,485	0.00%	-1.00%
2011	0.50%	761,105	9.90	7,532,055	0.00%	-0.50%
2011	1.00%	1,507	9.79	14,758	0.00%	-1.00%
2010	0.50%	935,537	9.95	9,304,634	0.00%	-0.50%
2010	0.80%	2,203	9.91	21,839	0.00%	-0.80%
2010	1.00%	1,612	9.89	15,945	0.00%	-1.00%
2009	0.50%	1,102,708	10.00	11,022,387	0.00%	-0.04%	11/30/2009
2009	0.80%	2,379	9.99	23,774	0.00%	-0.07%	11/30/2009
2009	1.00%	1,709	9.99	17,075	0.00%	-0.09%	11/30/2009
Van Kampen V.I. American Franchise Fund: Series I Shares (ACEG)
2012	0.50%	242,174	33.64	8,145,958	0.00%	13.16%
2012	0.95%	61	31.21	1,904	0.00%	12.65%
2012	1.00%	5,846	5.90	34,511	0.00%	12.60%
2011	0.50%	267,206	29.72	7,942,561	0.00%	-6.64%
2011	0.95%	61	27.70	1,690	0.00%	-7.06%
2011	1.00%	6,327	5.24	33,172	0.00%	-7.11%
2010	0.50%	275,271	31.84	8,764,571	0.00%	19.25%
2010	0.95%	61	29.81	1,818	0.00%	18.71%
2010	1.00%	6,765	5.64	38,183	0.00%	18.65%
2009	0.50%	319,003	26.70	8,517,536	0.14%	65.24%
2009	0.95%	61	25.11	1,532	0.14%	64.50%
2009	1.00%	7,203	4.76	34,263	0.14%	64.42%
2008	0.50%	77,862	16.16	1,258,131	0.54%	-49.24%
2008	0.95%	61	15.26	931	0.54%	-49.47%
2008	1.00%	1,591	2.89	4,603	0.54%	-49.50%
Government Portfolio - Class I (obsolete) (ACG)
2010	0.50%	540,494	35.80	19,351,862	0.21%	4.71%
2010	0.95%	309	33.51	10,356	0.21%	4.24%
2010	1.00%	2,698	14.59	39,357	0.21%	4.19%
2009	0.50%	662,436	34.19	22,651,480	6.88%	0.47%
2009	0.95%	309	32.15	9,935	6.88%	0.02%
2009	1.00%	2,850	14.00	39,904	6.88%	-0.03%
2008	0.50%	1,069,088	34.03	36,384,569	4.46%	1.30%
2008	0.95%	308	32.15	9,901	4.46%	0.85%
2008	1.00%	2,585	14.01	36,204	4.46%	0.80%
Life Investment Trust - Enterprise Portfolio - Class I (obsolete) (ACE)
2008	0.50%	586,663	25.27	14,827,557	1.04%	-43.24%
2008	0.80%	1,261	19.62	24,746	1.04%	-43.41%
2008	1.00%	8,773	4.18	36,680	1.04%	-43.52%
Money Market Portfolio - Class I (obsolete) (ACMM)
2009	0.50%	765	22.88	17,505	0.01%	-0.48%
2008	0.50%	209,523	22.99	4,817,444	1.98%	1.51%
2008	1.00%	863	11.40	9,841	1.98%	1.00%

2012	Contract owners equity:				$ 34,335,322
2011	Contract owners equity:				$ 36,870,375
2010	Contract owners equity:				$ 39,566,781
2009	Contract owners equity:				$ 43,933,968
2008	Contract owners equity:				$ 58,485,760

*

This represents the annual contract expense rate of the variable account at the period end  indicated and includes only those expenses that are charged through a reduction in the unit values. Excluded are expenses of the underlying mutual  funds and charges made directly to contract owner accounts through the redemption of units.

**	This represents the ratio of dividends for the period indicated, excluding distributions of capital gains, received by the subaccount from the underlying mutual fund, net of management fees assessed by the fund manager, divided by monthly average net assets (excluding months where net assets are zero). The investment income ratio for subaccounts initially funded during the period presented has not been annualized. The ratios exclude those expenses that result in direct reductions to the contract owner accounts through reductions in unit values. The recognition of investment income by the subaccount is affected by the timing of the declaration of dividends by the underlying fund in which the subaccounts invest.
***

This represents the total return for the period. The total returns do not include any  expenses assessed through the redemption of units; inclusion of these expenses in the calculation would result in a reduction in the total return presented. Total  return is not annualized if the underlying mutual fund option is initially offered, funded, or both during the period presented.

****	This represents the date the underlying mutual fund option was initially added and funded.